Provision for Income Taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Provision for Income Taxes

7 Provision for Income Taxes

In 2016, NXP generated a loss before income taxes of $603 million (2015: an income of $1,486 million; 2014: an income of $639 million). The components of income (loss) before income taxes are as follows:

	2016	2015	2014
Netherlands	537	1,528	398
Foreign	(1,140)	(42)	241

	(603)	1,486	639

The components of the benefit (provision) for income taxes are as follows:

	2016	2015	2014
Current taxes:
Netherlands	(7)	(13)	(7)
Foreign	(67)	(51)	(32)

	(74)	(64)	(39)
Deferred taxes:
Netherlands	205	(4)	2
Foreign	720	172	(3)

	925	168	(1)

Total benefit (provision) for income taxes	851	104	(40)

A reconciliation of the statutory income tax rate in the Netherlands as a percentage of income (loss) before income taxes and the effective income tax rate is as follows:

(in percentages)	2016	2015	2014
Statutory income tax in the Netherlands	25.0	25.0	25.0

Rate differential local statutory rates versus statutory rate of the Netherlands	24.2	(4.3)	(2.5)
Net change in valuation allowance	72.6	(13.8)	2.4
Prior year adjustments	0.1	—	0.5
Non-taxable income	1.7	(0.1)	(0.3)
Non-deductible expenses/losses	(7.0)	4.0	5.6
Sale of non-deductible goodwill	—	2.7	—
Other taxes and tax rate changes	7.1	1.0	—
Tax effects of remitted and unremitted earnings and withholding taxes	(2.7)	0.1	1.3
Tax on gains related to internal corporate reorganization transactions	(10.3)	—	—
Unrecognized tax benefits	(0.5)	0.1	0.6
Netherlands tax incentives	17.9	(18.5)	(21.5)
Foreign tax incentives	13.0	(3.2)	(4.8)

Effective tax rate	141.1%	(7.0%)	6.3%

The Company benefits from income tax holidays in certain jurisdictions which provide that we pay reduced income taxes in those jurisdictions for a fixed period of time that varies depending on the jurisdiction. The predominant income tax holiday is expected to expire at the end of 2024. The impact of this tax holiday decreased foreign taxes by $24 million and $29 million for 2016 and 2015, respectively. The benefit of this tax holiday on net income per share (diluted) was $0.07 (2015: $0.11).

Deferred tax assets and liabilities

The principal components of deferred tax assets and liabilities are presented below:

	2016	2015
Operating loss and tax credit carryforwards	1,031	963
Accrued interest	432	545
Other accrued liabilities	107	147
Pensions	86	87
Stock Based Compensation	58	73
Restructuring	40	61
Receivables	36	11
Inventories (including purchase accounting basis difference)	27	(109)
Other assets	10	9
Long-term debt	—	179

Total Gross Deferred Tax Assets	1,827	1,966
Valuation Allowance	(127)	(632)

Total Net Deferred Tax Assets	1,700	1,334
Intangible assets (including purchase accounting basis difference)	(2,431)	(2,952)
Undistributed earnings of foreign subsidiaries	(367)	(359)
Property, plant and equipment (including purchase accounting basis difference)	(134)	(226)

Total Deferred Tax Liabilities	(2,932)	(3,537)

Net Deferred Tax Position	(1,232)	(2,203)

The classification of the deferred tax assets and liabilities in the Company’s consolidated balance sheets is as follows:

	2016	2015
Deferred tax assets within other current assets	—	26
Deferred tax assets within other non-current assets	427	69
Deferred tax liabilities within accrued liabilities	—	(5)
Deferred tax liabilities within non-current liabilities	(1,659)	(2,293)

	(1,232)	(2,203)

The Company has significant deferred tax assets resulting from net operating loss carryforwards, tax credit carryforwards and deductible temporary differences that may reduce taxable income or taxes payable in future periods. Valuation allowances have been established for deferred tax assets based on a “more likely than not” threshold. The realization of our deferred tax assets depends on our ability to generate sufficient taxable income within the carryback or carryforward periods provided for in the tax law for each applicable tax jurisdiction. The valuation allowance decreased by $505 million during 2016 (2015: $5 million increase).

ASC 740, Income Taxes, requires that we consider all available evidence in forming a judgement regarding the valuation allowance as of December 31, 2016, including events that occur subsequent to year end but prior to the issuance of the financial statements. As a result of the February 6, 2017 disposition of SP, NXP concluded that the valuation allowance should be reduced by $395 million as of December 31, 2016, as the SP divestiture provided an objectively verifiable source of income against which tax losses can be utilized. As a result, the Company recognized an additional benefit of $392 million in the benefit (provision) for income taxes in the consolidated statement of operations and an additional $7 million in capital in excess of par value in the consolidated balance sheet in the fourth quarter. In the second quarter, the valuation allowance in the U.S. was reduced by $107 million as a result of the Company’s determination that sufficient positive evidence existed to support a more likely than not determination that the U.S. deferred tax assets were realizable.

At December 31, 2016 tax loss carryforwards of $1,899 million (inclusive of $270 million of U.S. state tax losses) will expire as follows:

	Balance
	December 31,	Scheduled expiration
	2016	2017	2018	2019	2020	2021	2022-2026	later	unlimited
Tax loss carryforwards	1,899	26	10	29	10	1	947	290	586

The Company also has tax credit carryforwards of $749 million (excluding the effect of unrecognized tax benefits), which are available to offset future tax, if any, and which will expire as follows:

	Balance December 31, 2016
		Scheduled expiration
		2017	2018	2019	2020	2021	2022-2026	later	unlimited
Tax credit carryforwards	749	1	8	12	32	18	336	282	60

The net income tax payable (excluding the liability for unrecognized tax benefits) as of December 31, 2016 amounted to $10 million (2015: $26 million) and includes amounts directly payable to or receivable from tax authorities.

The Company does not indefinitely reinvest the undistributed earnings of its subsidiaries. Consequently, the Company has recognized a deferred income tax liability of $367 million at December 31, 2016 (2015: $359 million) for the additional income taxes and withholding taxes payable upon the future remittances of these earnings of foreign subsidiaries.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	2016	2015	2014
Balance as of January 1,	149	125	143
Assumed in the acquisition of Freescale	—	121	—
Decreases from activities which are held for sale	(7)	—	—
Increases from tax positions taken during prior periods	1	1	—
Decreases from tax positions taken during prior periods	(3)	(111)	(21)
Increases from tax positions taken during current period	10	15	3
Decreases relating to settlements with the tax authorities	(4)	(2)	—

Balance as of December 31,	146	149	125

Of the total unrecognized tax benefits at December 31, 2016, $125 million, if recognized, would impact the effective tax rate. All other unrecognized tax benefits, if recognized, would not affect the effective tax rate as these would be offset by compensating adjustments in the Company’s deferred tax assets that would be subject to valuation allowance based on conditions existing at the reporting date.

The Company classifies interest related to unrecognized tax benefits as financial expense and penalties as income tax expense. The total related interest and penalties recorded during the year 2016 amounted to $2 million (2015: $7 million; 2014: $3 million). As of December 31, 2016 the Company has recognized a liability for related interest and penalties of $12 million (2015: $14 million; 2014: $7 million). It is reasonably possible that the total amount of unrecognized tax benefits may significantly increase/decrease within the next 12 months of the reporting date due to, for example, completion of tax examinations; however, an estimate of the range of reasonably possible change cannot be made.

The Company files income tax returns in the Netherlands, the USA and in various other foreign jurisdictions. Tax filings of our subsidiaries are routinely audited in the normal course of business by tax authorities around the world. Tax years that remain subject to examination by major tax jurisdictions (the Netherlands, Germany, USA, China, Taiwan, Thailand, Malaysia, the Philippines and India) vary by country, ranging from 2004 through 2016.